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                                                                    EXHIBIT 10.4

[COMPASS BANK LOGO]                                        Compass Bank
                                                           P.O. Box 2006
                                                           Dothan, Alabama 36302
                                                           334-712-7030


August 17, 2001


Mr. Richard Bailey
Boyd Bros. Transportation, Inc.
3275 Highway 30
Clayton, AL 36016


RE: CREDIT AND SECURITY AGREEMENT BETWEEN COMPASS BANK ("BANK") AND BOYD BROS. TRANSPORTATION, INC. ("BORROWER") DATED APRIL 11, 2000


Dear Richard:

For the period ending June 30, 2001, Boyd Bros. Transportation, Inc. was in violation of Section 6.01 of the above referenced Credit and Security Agreement (as amended, the "Agreement"). You have requested and Bank has agreed to waive the default under the Loan Agreement existing as of June 30, 2001 solely by virtue of the violation of Section 6.01 of the Agreement, as outlined above. This one-time limited waiver is effective only in the specific instance and for the purpose for which given and nothing contained or provided herein shall be construed as granting a waiver of any default except as specifically set forth herein or as allowing Borrower to violate or fail to perform fully (i) Section
6.01 after June 30, 2001 or (ii) any other provisions of the Loan Documents at any time.

Further, Compass Bank agrees to modify the covenant of this section as follows:

         Cash Flows-to-Current Maturities of Long-Term Debt
         This covenant referenced in Section 6.01 of the above-referenced Agreement will change from 1.2:1.0 to 1.1:1.0. On January 1, 2002, the covenant will return to 1.2:1.0 as defined in the Agreement.

If the terms of this letter are acceptable to you, please execute this letter below and return the original hereof to the Bank.


Sincerely,

/s/ Jim Tate

Jim Tate                                         AGREED AND ACCEPTED
Vice President
                                                 /s/ Richard Bailey, its COO/CFO
                                                -------------------      -------
                                                Boyd Bros. Transportation, Inc.